UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

Zhone Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32743	22-3509099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Oakport Street Oakland, California	94621
(Address of principal executive offices)	(Zip Code)

(510) 777-7000

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On July 1, 2004 (the “Effective Date”), Zhone Technologies, Inc., a Delaware corporation (“Zhone”), completed the acquisition of Sorrento Networks Corporation, a Delaware corporation (“Sorrento”), pursuant to the terms of an Agreement and Plan of Merger, dated as of April 22, 2004 (the “Merger Agreement”), by and among Zhone, Selene Acquisition Corp., a wholly-owned subsidiary of Zhone (“Selene”), and Sorrento. On the Effective Date, Selene merged with and into Sorrento (the “Merger”) with Sorrento surviving the Merger as a wholly-owned subsidiary of Zhone.

Pursuant to the Merger Agreement and as a result of the Merger, each share of Sorrento common stock outstanding at the effective time of the Merger was converted into the right to receive 0.9 of a share of Zhone common stock. In addition, upon completion of the Merger, Zhone assumed certain outstanding Sorrento debentures, options and warrants to purchase shares of Sorrento common stock, adjusted to reflect the conversion ratio referred to above. Following consummation of the Merger, Sorrento’s common stock was delisted from the Nasdaq National Market.

The issuance of Zhone common stock pursuant to the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to Zhone’s registration statement on Form S-4 (File No. 333-115211) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2004, amended by Amendment No. 1 thereto on May 21, 2004 and declared effective on May 25, 2004. The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger. A copy of the Merger Agreement is attached as Exhibit 99.1 to Zhone’s Current Report on Form 8-K filed with the SEC on April 23, 2004, and is incorporated herein by reference. A copy of Zhone’s press release announcing the completion of the Merger is attached hereto as Exhibit 99.1. The foregoing description of such documents is qualified in its entirety by reference to such documents, which are attached hereto or incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a) The required financial statements have been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by Zhone and have been omitted in reliance upon General Instruction B.3 of Form 8-K.

(b) The required pro forma financial information has been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by Zhone and has been omitted in reliance upon General Instruction B.3 of Form 8-K.

(c) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of April 22, 2004 by and among Zhone Technologies, Inc., Selene Acquisition Corp. and Sorrento Networks Corporation (incorporated herein by reference to Zhone’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2004).

99.1	Press release dated July 1, 2004 regarding the completion of the merger between Sorrento Networks Corporation and Zhone Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004	Zhone Technologies, Inc.

	By:	/s/ Morteza Ejabat
	Name:	Morteza Ejabat
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of April 22, 2004 by and among Zhone Technologies, Inc., Selene Acquisition Corp. and Sorrento Networks Corporation (incorporated herein by reference to Zhone’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2004).

99.1	Press release dated July 1, 2004 regarding the completion of the merger between Sorrento Networks Corporation and Zhone Technologies, Inc.